Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 8, 2021 (this “First Amendment”), is entered into among EVERGREEN ACQCO 1 LP, a Delaware limited partnership (the “US Borrower”), VALUE VILLAGE CANADA INC., a British Columbia corporation (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), S-EVERGREEN HOLDING CORP., a Delaware corporation (“Holdings”), EVERGREEN ACQCO GP LLC, a Delaware limited liability company (“Holdings GP”), the other Guarantors party hereto, KKR LOAN ADMINISTRATION SERVICES LLC, as Administrative Agent and Collateral Agent and the 2021 Incremental Term Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties party thereto have entered into that certain Credit Agreement, dated as of April 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the First Amendment, the “Credit Agreement”).

WHEREAS, pursuant to and in accordance with Section 2.16 of the Credit Agreement, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the 2021 Incremental Term Lenders and each other party hereto wish to amend the Existing Credit Agreement to enable the Borrowers to establish an Incremental Term Facility (the “2021 Incremental Term Facility”) pursuant to which the lender(s) listed on the signature pages hereto (the “2021 Incremental Term Lenders”) will make Incremental Term Loans to the Borrowers on the First Amendment Effective Date (as defined below) in an aggregate principal amount of $225,000,000 (the “2021 Incremental Term Loans” and the Incremental Term Loan Commitments in respect thereof, the “2021 Incremental Term Commitments”), which will be part of the same Class of Term Loans as the existing Initial Term Loans under the Credit Agreement.

WHEREAS, subject to the terms and conditions set forth herein, each 2021 Incremental Term Lender is prepared to provide, severally and not jointly, 2021 Incremental Term Loans in an aggregate principal amount for such 2021 Incremental Term Lender equal to its 2021 Incremental Term Commitment set forth on Schedule 1 hereto.

WHEREAS, the proceeds of the 2021 Incremental Term Loans made hereunder will be used by the Borrowers to (a) pay the purchase price to acquire all of the outstanding equity interests of Thrift Intermediate Holdings I, Inc., a Delaware corporation (the “Company” and, together with its subsidiaries, the “Target”), (b) finance the repayment of certain debt (and termination of commitments thereunder and release of guarantees, liens and security interests related thereto) of the Target with respect to which the agreement to purchase the Target (the “Acquisition Agreement”) requires the delivery of a payoff letter (the “Refinancing”), (c) pay fees, costs and expenses related to the incurrence of the 2021 Incremental Term Facility and the acquisition of the Target pursuant to the Acquisition Agreement (the “Acquisition”) (whether or not consummated) and the transactions described in clauses (a) and (b) above (such fees, costs and expenses, the “Transaction Costs”) and/or (d) for working capital and other general corporate purposes (including to make a dividend in an amount not to exceed $ 75,000,000 (the amount in excess of the amount required for (a), (b) and (c), “Excess Amount”)). This First Amendment and the incurrence of the 2021 Incremental Term Loans contemplated by this First Amendment are collectively referred to as the “First Amendment Transactions”.

WHEREAS, as contemplated by Section 2.16 of the Credit Agreement, (a) the parties hereto have agreed, subject to the satisfaction or waiver of the conditions precedent set forth in Section 6 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to the establishment of the 2021 Incremental Term Commitments and the incurrence of the 2021 Incremental Term Loans and (b) this First Amendment shall constitute an “Incremental Amendment” under the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.     RULES OF CONSTRUCTION. The rules of construction specified in Sections 1.02 through 1.09 of the Credit Agreement shall apply to this First Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2.     2021 INCREMENTAL TERM LOANS.

(a)     Pursuant to Section 2.16 of the Credit Agreement, each 2021 Incremental Term Lender, severally and not jointly, (i) shall on the First Amendment Effective Date, have a 2021 Incremental Term Commitment that is equal to the amount set forth next to its name on Schedule 1 hereto and (ii) agrees, upon the satisfaction or waiver of the conditions in Section 6 of this First Amendment, to make 2021 Incremental Term Loans to, and in the amount requested by, the Borrowers on the First Amendment Effective Date in a principal amount not to exceed its respective 2021 Incremental Term Commitment, in accordance with this First Amendment and the Credit Agreement; provided, that any 2021 Incremental Term Loan may be funded by any Affiliate of such 2021 Incremental Term Lender that is an Eligible Assignee under the Credit Agreement. The borrowing of the 2021 Incremental Term Loans will be subject solely to the satisfaction or waiver of the conditions precedent set forth in Section 6 hereof.

(b)     The full amount of the 2021 Incremental Term Loans shall be drawn by the Borrowers in a single drawing on the First Amendment Effective Date and amounts paid or prepaid in respect of the 2021 Incremental Term Loans may not be reborrowed. The 2021 Incremental Term Loans (i) shall be treated and deemed to constitute part of the same Class as the Initial Term Loans for all purposes of the Credit Agreement and each other Loan Document and (ii) the terms and provisions of the 2021 Incremental Term Loans shall be identical to those of the existing Class of Initial Term Loans outstanding on the date hereof as set forth in the Credit Agreement, including, without limitation, Section 2.10 of the Credit Agreement and the Applicable Rate. The 2021 Incremental Term Loans shall be subject to scheduled amortization as set forth in Section 2.09(a)(i) of the Credit Agreement with the remaining outstanding principal amount due and payable in full on the Maturity Date for the existing Class of Initial Term Loans (which shall also be the Maturity Date for the 2021 Incremental Term Loans).

(c)     The 2021 Incremental Term Lenders, the Administrative Agent and the Loan Parties party hereto agree that this First Amendment shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.16 of the Credit Agreement.

(d)     The 2021 Incremental Term Lenders, the Administrative Agent and the Loan Parties party hereto agree that the 2021 Incremental Term Facility and the 2021 Incremental Term Loans shall constitute an “Incremental Term Facility” and “Incremental Term Loans,” respectively, pursuant to and in accordance with Section 2.16 of the Credit Agreement.

(e)     The 2021 Incremental Term Commitment of each 2021 Incremental Term Lender shall automatically terminate upon the funding of the 2021 Incremental Term Loans on the First Amendment Effective Date.

SECTION 3.     AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Existing Credit Agreement is hereby amended on the First Amendment Effective Date as follows:

(a)	Section 1.01 of the Existing Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“2021 Incremental Term Commitment” means, as to each 2021 Incremental Term Loan Lender, its obligation to make a 2021 Incremental Term Loan to the Borrowers on the First Amendment Effective Date, expressed as an amount representing the maximum principal amount of the 2021 Incremental Term Loan to be made by such Lender under this Agreement. The aggregate amount of the 2021 Incremental Term Commitment is $225,000,000 (or such lesser amount as set forth in the Committed Loan Notice described in Section 6(a)(i) of the First Amendment).

“2021 Incremental Term Loan” has the meaning specified the First Amendment.

“2021 Incremental Term Loan Lenders” has the meaning specified in the First Amendment.

“First Amendment” means that certain First Amendment to this Agreement, dated as of November 8, 2021, among Holdings, Holdings GP, the Borrowers, the other Guarantors party thereto, the Administrative Agent and the 2021 Incremental Term Loan Lenders.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(b)	Section 2.01(a)(i) of the Existing Credit Agreement is hereby amended and restated to read as follows:

(a) (i) Subject only to the conditions set forth in Section 4.01, each Lender with an Initial Term Loan Commitment severally agrees to make to the Borrowers on the Closing Date a term loan denominated in Dollars equal to such Lender’s Initial Term Loan Commitment (together with the 2021 Incremental Term Loans, the “Initial Term Loans”).

SECTION 4.     REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby, (iii) each 2021 Incremental Term Lender shall constitute a “Lender” under and as defined in the Credit Agreement, (iv) the 2021 Incremental Term Commitments shall constitute a “Term Loan Commitment,” in each case, under and as defined in the Credit Agreement and (v) each reference to a “Term Loan” or “Term Loans” in the Loan Documents shall be deemed to include the 2021 Incremental Term Loans and each reference to “Term Lender” or “Term Lenders” in the Loan Documents shall be deemed to include the 2021 Incremental Term Lenders, and the definition of the terms “Term Loan” and “Term Lender” in Section 1 of the Credit Agreement shall be deemed modified to include the 2021 Incremental Term Loans and 2021 Incremental Term Lenders. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 5.     REPRESENTATIONS & WARRANTIES. The Borrowers hereby represent and warrant to the 2021 Incremental Term Lenders and the Administrative Agent on and as of the First Amendment Effective Date, that:

(a)    no Specified Event of Default has occurred and is continuing or would result immediately from the First Amendment Transactions; and

(b)    the Acquisition Agreement Representations (as defined below) and the Specified Representations (as defined in the Existing Credit Agreement) are true and correct in all material respects (except to the extent qualified by materiality, in which case such representations shall be true and correct in all respects after giving effect to such materiality qualifier). The term “Acquisition Agreement Representations” means such of the representations and warranties made by the Company with respect to the Target in the Acquisition Agreement to the extent a breach of such representations and warranties is material and adverse to the interests of the First Amendment Lenders (in their capacities as such).

(c)    solely to the extent the Excess Amount is included in the Committed Loan Notice delivered in accordance with Section 6(a)(i) below: (a) the representations and warranties in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects), immediately prior to, and after giving effect to, the incurrence of the 2021 Incremental Term Facility except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects) and (b) no Event of Default has occurred and is continuing or would result from the borrowing of the Excess Amount.

SECTION 6.      CONDITIONS PRECEDENT. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when the conditions set forth in this Section 6 shall have been satisfied (or waived by the 2021 Incremental Term Lenders in accordance with the Credit Agreement):

(a)    Amendment Documents. The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent and the 2021 Incremental Term Lenders:

(i)    a Committed Loan Notice duly executed by the Borrowers which shall be delivered on or prior to the date that is two (2) Business Days prior to the First Amendment Effective Date, which shall be deemed to be conditioned on the consummation of the First Amendment Transactions;

(ii)    (ii) counterparts of this First Amendment executed by the Borrowers, Holdings, Holdings GP, each other Loan Party, the Administrative Agent and the 2021 Incremental Term Lenders; provided that it is understood that none of the Persons comprising the Target shall be a Loan Party on the First Amendment Effective Date but shall become Loan Parties, to the extent required (and in the time period required) under Section 6.11 of the Existing Credit Agreement (and the Credit Agreement) after the First Amendment Effective Date);

(iii)    (A) certificates of good standing from the secretary of state or other applicable office of the state of organization or formation or provincial or territorial or

Canadian federal corporate registry of the Borrowers and each other Loan Party (including Holdings and Holdings GP), (B) resolutions or other applicable action of each Loan Party, (C) an incumbency certificate and/or other certificate of Responsible Officers of each Loan Party, in each case evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Amendment and the other Loan Documents to which it is a party or is to be a party on the First Amendment Effective Date, and (D) a certificate of a Responsible Officer of the US Borrower that the conditions specified in clauses (a)(vi), (b) and (f) below have been satisfied or (to the extent applicable) will be satisfied promptly upon the funding of the 2021 Incremental Term Loans;

(iv)    an opinion from the following special counsel to the Loan Parties (or certain of the Loan Parties): (A) Paul, Weiss, Rifkind, Wharton & Garrison LLP, with respect to matters of New York law and certain aspects of Delaware law; (B) Perkins Coie LLP, with respect to matters of Washington law and (C) Osler, Hoskin & Harcourt LLP, with respect to matters of Canadian law;

(v)    a certificate from the chief financial officer or other officer with equivalent duties of the US Borrower as to the Solvency (after giving effect to the First Amendment Transactions on the First Amendment Effective Date) of the Borrowers and their Subsidiaries) substantially in the form attached hereto as Exhibit I to the Credit Agreement;

(vi)    confirmation from the US Borrower (in the form of an officer’s certificate) that prior to or substantially simultaneously with the initial Borrowing of 2021 Incremental Term Loans on the First Amendment Effective Date, (A) the Refinancing shall have been or will be consummated; (B) the Acquisition shall have been or will be consummated in accordance with the terms of the Acquisition Agreement; and (C) the executed Acquisition Agreement is not materially adverse to the 2021 Incremental Term Lenders, in their respective capacities as such, as compared to the draft Acquisition Agreement delivered to the 2021 Incremental Term Lenders or their counsel on November 7, 2021 (the “Draft Acquisition Agreement”); unless the relevant revision or modification of the Draft Acquisition Agreement is consented to by the 2021 Incremental Term Lenders (such consent not to be unreasonably withheld, conditioned or delayed); provided that (x) any reduction in the purchase price thereunder will, in each case, be deemed not to be materially adverse to the interests of the 2021 Incremental Term Lenders to the extent any such reduction is allocated to reduce the 2021 Incremental Term Loans, (y) any increase to the purchase price thereunder will be deemed not to be materially adverse to the 2021 Incremental Term Lenders if such increase is not funded with indebtedness for borrowed money incurred on the First Amendment Effective Date and (z) any revision or modification to the definition of “Company Material Adverse Effect” or the “Xerox” provisions, in each case, contained in the Acquisition Agreement will be deemed to be materially adverse to the interests of the 2021 Incremental Term Lenders;

(vii)    a reaffirmation of the security interests granted pursuant to each Collateral Document by the Canadian Subsidiaries, signed by the Canadian Subsidiaries;

(viii)    (A) the audited consolidated balance sheet of Intermediate II (as defined in the Acquisition Agreement), as of January 3, 2021 and the related audited consolidated statements of operations and comprehensive income, changes in stockholder’s equity and cash flows for the period ended as set forth therein, (B) the unaudited consolidated balance sheet of Intermediate II as of August 8, 2021 and the related unaudited consolidated statements of operations and comprehensive income and cash flows for the 7-month period then ended, and (C) the unaudited consolidated balance sheet of the Group Companies (as defined in the Acquisition Agreement) as of (i) December 31, 2019 and the related unaudited consolidated statements of operations and comprehensive income and cash flows for the annual period then ended and (ii) December 31, 2018 and the related unaudited consolidated statements of operations and comprehensive income and cash flows for the annual period then ended.

(b)    Representations and Warranties. The representations and warranties in Section 5 hereof shall be true and correct as of the First Amendment Effective Date; provided that to the extent that the Acquisition Agreement Representations and the Specified Representations specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. The Administrative Agent shall have received a customary closing certificate, in form and substance reasonably satisfactory to the Administrative Agent and the 2021 Incremental Term Lenders, dated as of the First Amendment Effective Date and signed by a Responsible Officer of the US Borrower, certifying the foregoing. Notwithstanding the foregoing, (i) a failure of an Acquisition Agreement Representation to be accurate will not result in a failure of a condition to the effectiveness of this First Amendment, unless such failure results in a failure of a condition precedent to the Buyer’s (as defined in the Acquisition Agreement) obligation to consummate the Acquisition or such failure gives the Buyer the right (taking into account any notice and cure provisions) to terminate the Buyer’s obligations, in each case, pursuant to the terms of the Acquisition Agreement and (ii) other than with respect to the Excess Amount, the only representations and warranties made in connection with the First Amendment Transactions the inaccuracy of which could result in a Default or Event of Default are the Specified Representations.

(c)    Incremental Amount Certificate. A certificate signed by a Responsible Officer of the US Borrower certifying, in form and substance reasonably satisfactory to the Administrative Agent and the 2021 Incremental Term Lenders, a calculation detailing the incurrence of the 2021 Incremental Term Loans under Section 2.16(c) of the Credit Agreement.

(d)    Fees and Expenses. All fees and expenses required to be paid hereunder on the First Amendment Effective Date and, with respect to expenses and legal fees, to the extent invoiced in reasonable detail at least two Business Days before the First Amendment Effective Date (except as otherwise reasonably agreed to by the US Borrower) shall have been paid in full in cash, it being agreed that such fees and expenses may be paid with the proceeds of the initial funding of the 2021 Incremental Term Facility.

(e)    KYC. The 2021 Incremental Term Lenders shall have received at least three

Business Days prior to the First Amendment Effective Date (i) all documentation and other information about the Loan Parties required in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and Canadian AML Legislation, and (ii) to the extent either Borrower qualifies as a “legal entity customer” a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least five (5) Business Days prior to the First Amendment Effective Date.

(f)    Material Adverse Effect. Since December 31, 2020, there shall not have been any Company Material Adverse Effect (as set forth in the Draft Acquisition Agreement) that would result in the failure of a condition precedent to the Buyer’s obligation to consummate the Acquisition under the Acquisition Agreement or that would give the Buyer the right (taking into account any notice and cure provisions) to terminate its obligations pursuant to the terms of the Acquisition Agreement.

SECTION 7.     REAFFIRMATION.

By executing and delivering a copy hereof, (i) the Borrowers and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the 2021 Incremental Term Loans made available on the First Amendment Effective Date) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (ii) the Borrowers and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this First Amendment, after giving effect to this First Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2021 Incremental Term Lenders) continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, including the 2021 Incremental Term Loans (including, without limitation, the Obligations with respect to the 2021 Incremental Term Loans), in each case after giving effect to this First Amendment.

SECTION 8.    MISCELLANEOUS PROVISIONS.

(a)    Amendments. No amendment or waiver of any provision of this First Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.

(b)    Ratification. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c)    No Novation; Effect of this First Amendment. This First Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the First Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this First Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings, Holdings GP or any Borrower under the Credit Agreement or any Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this First Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This First Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This First Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d)    GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC.. SECTIONS 11.15 (GOVERNING LAW) AND 11.16 (WAIVER OF RIGHT TO TRIAL BY JURY) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

(e)    Severability. Section 11.14 (Severability) of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(f)    Counterparts; Effectiveness. This First Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this First Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this First Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof.

(g)    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect

(h)    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import this First Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

S-EVERGREEN HOLDING CORP.,
as Holdings

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	President

EVERGREEN ACQCO GP LLC,
as Holdings GP

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

EVERGREEN ACQCO 1 LP,
as the US Borrower

By:	Evergreen AcqCoGP LLC, its general partner

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

VALUE VILLAGE CANADA INC.,
as the Canadian Borrower

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

EVERGREEN ACQCO 2 INC.
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	President

[Signature Page to First Amendment to Credit Agreement]

SAVERS RECYCLING, INC.
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	President

TVI, INC.
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

EVERGREEN US 1 LLC
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

NANDORF, LLC
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

APOGEE RETAIL ACQUISITION, LLC
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

UNIQUE THRIFT LLC
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

[Signature Page to First Amendment to Credit Agreement]

APOGEE RETAIL, LLC
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

APOGEE TRUCKING, LLC
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

VALUE VILLAGE RECYCLING, ULC
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

VALUE VILLAGE STORES
as a Guarantor

By:	/s/ Mark Walsh
Name:	Mark Walsh
Title:	Chief Executive Officer and President

[Signature Page to First Amendment to Credit Agreement]

KKR LOAN ADMINISTRATION SERVICES LLC,
as Administrative Agent

By:	/s/ John Knox
Name:	John Knox
Title:	CFO

[Signature Page to First Amendment to Credit Agreement]

KKR CORPORATE LENDING LLC,
as a 2021 Incremental Term Lender

By:	/s/ John Knox
Name:	John Knox
Title:	CFO

[Signature Page to First Amendment to Credit Agreement]

JEFFERIES FINANCE LLC,
as a 2021 Incremental Term Lender

By:	/s/ Brian Buoye
Name:	Brian Buoye
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a 2021 Incremental Term Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Nawshaer Safi
Name:	Nawshaer Safi
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

SCHEDULE 1

2021 Incremental Term Commitments

2021 Incremental Term Lender	2021 Incremental Term Commitment	Applicable Percentage
KKR CORPORATE LENDING LLC	$100,125,000.00	44.50%
JEFFERIES FINANCE LLC	$100,125,000.00	44.50%
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$24,750,000.00	11.00%

Total	$225,000,000.00	100.00%